UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — June 18, 2020

TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)

Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

+(353)(0)18707400
(Registrant’s phone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On June 18, 2020, Aldrich Pump LLC (“Aldrich”) and Murray Boiler LLC (“Murray”), indirect wholly owned subsidiaries of Trane Technologies plc, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of North Carolina (the “Court”) to resolve equitably and permanently all current and future asbestos-related claims in a manner beneficial to both Aldrich, Murray and claimants. Aldrich and Murray intend to seek Court authority to form a trust under Section 524(g) of the Bankruptcy Code. Only Aldrich and Murray have filed for Chapter 11 relief. Neither Trane Technologies plc nor its other subsidiaries (the “Trane Companies”) are part of the Chapter 11 filings. The Trane Companies are expected to continue to operate as usual, with no disruption to their employees, suppliers, or customers globally.

Forward-looking Statements

This Form 8-K includes “forward-looking statements,” which are statements that are not historical facts, including statements regarding bankruptcy proceedings for Aldrich and Murray and the resolution sought pursuant to those proceedings and the expected impact of such proceedings on the remaining Trane Companies. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to the ultimate amounts necessary to fund any trust established pursuant to Section 524(g) of the Bankruptcy Code, the potential for asbestos related exposure to extend beyond Aldrich and Murray based on claims by asbestos plaintiffs, the costs of the Chapter 11 proceedings and the length of time necessary to resolve the cases, either through settlement or various court proceedings, and the possibility that Aldrich and/or Murray will be unsuccessful in attaining the desired relief under Chapter 11. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2019, as well as our subsequent reports on Form 10-Q and other SEC filings. We assume no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC
(Registrant)

Date: June 18, 2020	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President
and General Counsel